PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2019	2020
	RMB	RMB	US$
Buildings	16,029	16,029	2,457
Leasehold improvements	52	—	—
Furniture, fixtures and equipment	10,352	11,133	1,706
Motor vehicles	530	517	79
Total	26,963	27,679	4,242
Less:
Accumulated depreciation	(8,728)	(10,028)	(1,537)
	18,235	17,651	2,705
Construction in progress	633	1,616	248
Property and equipment, net	18,868	19,267	2,953